Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired from various parties by Morgan Stanley Mortgage Capital Holdings LLC and/or one of its affiliates (the “Client”). AMC performed the Review either (i) directly for Client on mortgage loan files provided by Client to AMC, or (ii) for third parties on mortgage loan files provided by such parties to AMC with results of such Review conveyed to the Client via Reliance Letter. The Review (including the Review related to Reliance Letter loans) was conducted from January 2026 through October 2026 on mortgage loans with origination dates from May 2025 through October 2026. The Review included loans reviewed under the Credit and Compliance Scope (449 mortgage loans), the Leases Review Scope (154 loans) and the Leases Review Scope with Limited Compliance (420 loans). The mortgage loans (Credit and Compliance Scope) and the loans (Leases Review Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on one thousand twenty-three (1,023) mortgage loans with an aggregate original principal balance of approximately $567.665 million. During the course of the securitization evaluation process, the Client removed loans that were reviewed by AMC from the securitization. The initial population included one thousand twenty-five (1,025) mortgage loans with an aggregate original principal balance of approximately $568.082 million.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower Mailing State	Coborrower Qualifying FICO	LTV Valuation Value	PITIA Reserves Months
Amortization Term	Borrower Mailing Street	Coborrower Self-Employed?	Margin	PMI Coverage %
Amortization Type	Borrower Mailing Zip	Coborrower SSN	Maturity Date	Prepayment Penalty
Appraisal Date	Borrower Qualifying FICO	Contract Sales Price	MERS Min Number	Prepayment Penalty Period (months)
Appraisal Effective Date	Borrower Self-Employed?	Decision System	Mortgage Type	Prepayment Terms
Appraised Value	Borrower SSN	Doc Type	Note Date	Product Description
Balloon Flag	City	Escrow Account	Occupancy	Property Type
Borrower Birth Date	Coborrower Birth Date	First Payment Date	Original CLTV	Purpose
Borrower Citizenship	Coborrower Citizenship	Has FTHB	Original GLTV	Refi Purpose
Borrower Current City	Coborrower First Name	Interest Only	Original HCLTV	Representative FICO
Borrower Current State	Coborrower FTHB	Interest Only Period	Original Interest Rate	State
Borrower Current Street	Coborrower Full Name	Interest Rate Life Floor	Original Loan Amount	Street
Borrower Current Zip	Coborrower Last Name	Interest Rate Periodic Cap	Original LTV	Subject Debt Service Coverage Ratio
Borrower First Name	Coborrower Mailing City	Investor: Qualifying Housing Ratio	Original P&I	Universal Loan Identifier (ULI)

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Borrower FTHB	Coborrower Mailing State	Investor: Qualifying Total Debt Ratio	Original PITIA	Zip
Borrower Full Name	Coborrower Mailing Street	Lender	Original Term
Borrower Last Name	Coborrower Mailing Zip	Lien Position	Origination Channel
Borrower Mailing City	Coborrower Middle Name	Loan Property Count	Originator Application Date

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT REVIEW (449 Loans)

AMC reviewed asset origination documentation to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

AMC reviewed asset origination documentation to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”,

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(iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

LEASES REVIEW (154 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g)

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appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the

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guidelines restrictions, (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

COMPLIANCE REVIEW (449 Loans)

Please be advised that AMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in any report prepared by AMC does not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall

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be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC will review each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(II) State Compliance Review applicable to non-owner occupied loans:

AMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Connecticut, and Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner

d)	Tolerances (§§1026.18, 22 23, and 38):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

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iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

e)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements as applicable.

g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

h)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

i)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

j)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.

vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

viii)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

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vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan

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amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines being originated to. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH. In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis is reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

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(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

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▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	FACTA disclosures;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

▪	HUD from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

LEASES & LIMITED COMPLIANCE REVIEW (420 Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, Vermont and Virginia; and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any

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representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Kroll Bond Rating Agency, LLC (“Kroll”), Moody’s Investors Service, Inc. (“Moody’s”), and S&P Global Ratings (“S&P”).

OVERALL RESULTS SUMMARY

There were one thousand twenty-three (1,023) mortgage loans in the securitization population reviewed by AMC. After all documents were presented under the applicable NRSRO grading criteria, six hundred seventy-four (674) (65.88%) loans had an Overall grade of “A”, and three hundred forty-nine (349) (34.12%) loans had an Overall loan grade of “B”.

NRSRO Grade	# of Loans	% of Loans
A	674	65.88%
B	349	34.12%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

COMPLIANCE RESULTS SUMMARY

Note the one hundred fifty-four (154) Lease (without Limited Compliance) loans were assigned a Compliance grade of N/A.. Of the remaining eight hundred sixty-nine (869) loans reviewed, under the applicable NRSRO grading criteria, two hundred sixty-six (266) had a Compliance Review “B” grade. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions; however, none are lower than a grade of “B.”

NRSRO Grade	# of Loans	% of Loans
A	603	58.94%
B	266	26.00%
C	0	0.00%
D	0	0.00%
N/A	154	15.05%

CREDIT RESULTS SUMMARY

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Of the one thousand twenty-three (1,023) mortgage loans, nine hundred fourteen (914) loans received an “A” Credit Review grade. The one hundred nine (109) “B” Credit Review grades were due to missing documentation and/or guideline adherence. Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	914	89.35%
B	109	10.65%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the one thousand twenty-three (1,023) loans reviewed under the applicable NRSRO grading criteria, all loans received an “A” Property/Valuation Review grade.

NRSRO Grade	# of Loans	% of Loans
A	1,023	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

EXCEPTION CATEGORY SUMMARY

The tables below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	142
		GSE	61
		TRID Defect	43
		ATR/QM Defect	31
		State Late Charge	26
		Missing Required Data (other than HUD-1 or Note)	10
		State Defect	8
		Misc. State Level	8
		ATR/QM	6
		State HPML	4
		Federal HPML	3
		RESPA	3
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2
		TRID	1
		Missing Non-Required Data	1
		Total Compliance Grade (B) Exceptions:	349
Total Compliance Exceptions:			349

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Credit	B	Title	60
		Guideline	40
		Borrower and Mortgage Eligibility	6
		Credit	6
		Hazard Insurance	5
		Missing Document	3
		Loan Package Documentation	2
		Asset	1
		Insurance	1
		Total Credit Grade (B) Exceptions:	124
Total Credit Exceptions:			124
Grand Total:			473

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand twenty-three (1,023) mortgage loans reviewed, six hundred twenty-seven (627) (61.29%) mortgage loans had tape discrepancies across sixty (60) unique data fields. The most common tape discrepancies were Property Type, Note Date and Original P&I. AMC found generally that the DSCR and DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	322	0.31%	1,023
Amortization Term	8	348	2.30%	1,023
Amortization Type	0	378	0.00%	1,023
Appraisal Date	4	7	57.14%	1,023
Appraisal Effective Date	0	1	0.00%	1,023
Appraised Value	2	79	2.53%	1,023
Balloon Flag	0	376	0.00%	1,023
Borrower Birth Date	0	87	0.00%	1,023
Borrower Citizenship	0	106	0.00%	1,023
Borrower Current City	11	37	29.73%	1,023
Borrower Current State	1	37	2.70%	1,023
Borrower Current Street	18	37	48.65%	1,023
Borrower Current Zip	13	37	35.14%	1,023
Borrower First Name	12	730	1.64%	1,023
Borrower FTHB	1	99	1.01%	1,023
Borrower Full Name	0	32	0.00%	1,023
Borrower Last Name	9	772	1.17%	1,023
Borrower Mailing City	15	103	14.56%	1,023
Borrower Mailing State	2	103	1.94%	1,023
Borrower Mailing Street	26	103	25.24%	1,023
Borrower Mailing Zip	16	103	15.53%	1,023
Borrower Qualifying FICO	0	136	0.00%	1,023
Borrower Self-Employed?	5	55	9.09%	1,023
Borrower SSN	4	566	0.71%	1,023
City	8	875	0.91%	1,023

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Coborrower Birth Date	1	36	2.78%	1,023
Coborrower Citizenship	8	51	15.69%	1,023
Coborrower First Name	11	75	14.67%	1,023
Coborrower FTHB	0	1	0.00%	1,023
Coborrower Full Name	0	10	0.00%	1,023
Coborrower Last Name	6	75	8.00%	1,023
Coborrower Mailing City	0	36	0.00%	1,023
Coborrower Mailing State	0	36	0.00%	1,023
Coborrower Mailing Street	0	36	0.00%	1,023
Coborrower Mailing Zip	0	36	0.00%	1,023
Coborrower Middle Name	1	1	100.00%	1,023
Coborrower Qualifying FICO	0	76	0.00%	1,023
Coborrower Self-Employed?	0	19	0.00%	1,023
Coborrower SSN	9	68	13.24%	1,023
Contract Sales Price	6	147	4.08%	1,023
Decision System	1	5	20.00%	1,023
Doc Type	29	241	12.03%	1,023
Escrow Account	69	480	14.38%	1,023
First Payment Date	1	117	0.85%	1,023
Has FTHB	22	548	4.01%	1,023
Interest Only	1	210	0.48%	1,023
Interest Only Period	0	16	0.00%	1,023
Interest Rate Life Floor	1	1	100.00%	1,023
Interest Rate Periodic Cap	1	1	100.00%	1,023
Investor: Qualifying Housing Ratio	1	1	100.00%	1,023
Investor: Qualifying Total Debt Ratio	50	467	10.71%	1,023
Lender	0	376	0.00%	1,023
Lien Position	1	443	0.23%	1,023
Loan Property Count	0	99	0.00%	1,023
LTV Valuation Value	29	204	14.22%	1,023
Margin	1	2	50.00%	1,023
Maturity Date	3	206	1.46%	1,023
MERS Min Number	0	96	0.00%	1,023
Mortgage Type	62	151	41.06%	1,023
Note Date	108	213	50.70%	1,023
Occupancy	3	881	0.34%	1,023
Original CLTV	64	877	7.30%	1,023
Original GLTV	0	9	0.00%	1,023
Original HCLTV	0	1	0.00%	1,023
Original Interest Rate	21	820	2.56%	1,023
Original Loan Amount	73	882	8.28%	1,023
Original LTV	13	616	2.11%	1,023
Original P&I	99	186	53.23%	1,023

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Original PITIA	5	7	71.43%	1,023
Original Term	0	322	0.00%	1,023
Origination Channel	17	513	3.31%	1,023
Originator Application Date	3	3	100.00%	1,023
PITIA Reserves Months	0	376	0.00%	1,023
PMI Coverage %	0	40	0.00%	1,023
Prepayment Penalty	2	111	1.80%	1,023
Prepayment Penalty Period (months)	2	468	0.43%	1,023
Prepayment Terms	0	29	0.00%	1,023
Product Description	0	413	0.00%	1,023
Property Type	109	989	11.02%	1,023
Purpose	1	992	0.10%	1,023
Refi Purpose	43	286	15.03%	1,023
Representative FICO	51	819	6.23%	1,023
State	0	877	0.00%	1,023
Street	37	875	4.23%	1,023
Subject Debt Service Coverage Ratio	79	238	33.19%	1,023
Universal Loan Identifier (ULI)	1	95	1.05%	1,023
Zip	5	1,013	0.49%	1,023
Total	1,206	22,847	5.28%	1,023

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,005	98.24%	$545,459,762.00	96.09%
Adjustable	18	1.76%	$22,205,004.00	3.91%
Total	1,023	100.00%	$567,664,766.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,023	100.00%	$567,664,766.00	100.00%
Total	1,023	100.00%	$567,664,766.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	1	0.10%	$369,000.00	0.07%
Cash Out: Other/Multi-purpose/Unknown Purpose	315	30.79%	$124,421,021.00	21.92%
Limited Cash-Out	37	3.62%	$19,705,818.00	3.47%
First Time Home Purchase	89	8.70%	$68,232,085.00	12.02%
Other-than-first-time Home Purchase	497	48.58%	$314,599,551.00	55.42%
Rate/Term Refinance - Borrower Initiated	84	8.21%	$40,337,291.00	7.11%
Total	1,023	100.00%	$567,664,766.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance

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121-180 Months	6	0.59%	$1,977,500.00	0.35%
241-360 Months	997	97.46%	$550,582,457.00	96.99%
361+ Months	20	1.96%	$15,104,809.00	2.66%
Total	1,023	100.00%	$567,664,766.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	493	48.19%	$276,197,499.00	48.66%
Condo, Low Rise	64	6.26%	$21,490,381.00	3.79%
Condo, High Rise	20	1.96%	$8,545,512.00	1.51%
PUD	237	23.17%	$167,182,099.00	29.45%
Townhouse	7	0.68%	$3,094,124.00	0.55%
1 Family Attached	54	5.28%	$12,408,445.00	2.19%
2 Family	94	9.19%	$42,133,354.00	7.42%
3 Family	23	2.25%	$12,141,550.00	2.14%
4 Family	18	1.76%	$8,967,650.00	1.58%
5-10 Unit Multi-Family	3	0.29%	$1,348,550.00	0.24%
Unavailable	10	0.98%	$14,155,602.00	2.49%
Total	1,023	100.00%	$567,664,766.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	342	33.43%	$311,244,894.00	54.83%
Investment	657	64.22%	$239,270,168.00	42.15%
Second Home	24	2.35%	$17,149,704.00	3.02%
Total	1,023	100.00%	$567,664,766.00	100.00%

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